                                                                    Exhibit 99.2




The following unaudited pro forma consolidated condensed balance sheet as of September 30, 1998 gives effect to the acquisition of 100% of Arancia - CPC, S.A. de C.V. ("Arancia") by Corn Products International, Inc. "the "Company") as of September 30, 1998 as if the acquisition had occurred September 30, 1998. The following unaudited pro forma consolidated condensed statements of income for the year ended December 31, 1997 and the nine months ended September 30, 1998 are presented as if 100% of the acquisition of Arancia had occurred, and the operations of the Company and Arancia had been consolidated, as of January 1, 1997. The future installment payments of $73 million, for the remaining 20.9% of Arancia and the minimum contingent payments of $9 million are reflected as minority interest. Interest on the installment payments of $73 million is recorded as minority income and accrues at the same rate of interest as the Company's short term U.S. credit facility. The unaudited pro forma consolidated condensed financial statements are presented for comparative purposes only and do not purport to be indicative of the combined financial position or results of operations which would have been realized had the acquisition of Arancia been consummated as of the date or during the periods for which unaudited pro forma financial statements are presented or for any future period or date. The unaudited pro forma financial information should be read in conjunction with the Company's previously filed year end and interim financial statements and the audited financial statement and notes thereto for Arancia that appear elsewhere in this Form 8-K amendment.

                          CORN PRODUCTS INTERNATIONAL

                Unaudited Pro Forma Consolidated Balance Sheets

                               September 30, 1998

                            (Millions of US dollars)

                                                                Historical      Historical      Proforma          Proforma
                       Assets                                  Corn Products     Arancia       Adjustments      Consolidated
                       ------                                  -------------    ----------     -----------      ------------
Current assets:
  Cash and cash equivalents                                    $      51            18           (48)(a)               21
  Accounts receivable, net                                           223            33                                256
  Inventories                                                        141            36                                177
  Deferred tax asset                                                  13            --                                 13
  Prepaid expenses                                                    19            --                                 19
                                                               ----------        -----                          ---------
    Total current assets                                             447            87                                486

Plants and properties, net                                         1,013           267                              1,280
Goodwill                                                              --            --           121 (b)              121
Investments in and loans to unconsolidated affiliates                111            --           (74)(c)               37
Other assets, net                                                     19             3                                 22
                                                               ----------        -----                          ---------

    Total assets                                               $   1,590           357                              1,946
                                                               =========         =====                          =========



        Liabilities and Stockholders' Equity
        ------------------------------------

Current liabilities:
  Short term borrowings and current portion of
  long-term debt                                               $     236            17                                253
  Accounts payable and accrued liabilities                           162            22                                184
  Taxes payable on income                                             --             1                                  1
                                                               ----------        -----                          ---------

    Total current liabilities                                        398            40                                438

Long-term debt                                                        10           150                                160
Deferred taxes on income - non-current                               142            33                                175
Other non-current liabilities                                         38             1                                 39
Minority stockholder's interest                                        8            --           82 (d)                90
                                                               ----------        -----                          ---------

    Total liabilities                                                596           224                                902
                                                               ----------        -----                          ---------

Stockholders' equity:
  Common stock                                                         1            88          (88)(e)                 1
  Additional paid-in capital                                       1,020            32           18 (f)             1,070
  Cumulative translation adjustment                                  (55)           --                                (55)
  Retained earnings                                                   28            13          (13)(g)                28
                                                               ---------         -----                          ---------

    Total stockholders' equity                                       994           133                              1,044

                                                               $   1,590           357                              1,946
                                                               =========         =====                          =========


See accompanying notes to unaudited pro forma consolidated Financial Statements

                          CORN PRODUCTS INTERNATIONAL

             Unaudited Pro Forma Consolidated Statements of Income

               for the nine month period ended September 30, 1998

               (Millions of US dollars, except per share amounts)




                                                                     Historical        Historical      Proforma         Proforma
                                                                    Corn Products       Arancia       Adjustments     Consolidated
                                                                    -------------      ----------     -----------     ------------
Net sales                                                           $     1,065               249           (2)(aa)          1,312
Cost of sales                                                               942               203           (2)(aa)          1,143
                                                                    -----------           -------                        ---------

    Gross profit                                                    $       123                46                              169

Selling, general and administrative expenses                                 68                15  (2)(bb), (5)(cc)             80
Income from unconsolidated subsidiaries                                      (7)               --            7 (dd)             --
                                                                    -----------           -------                        ---------

    Operating income                                                $        62                31                               89
                                                                    -----------           -------                        ---------

Other (income) and expenses                                         $        10                21                               31
                                                                    -----------           -------                        ---------

Income (loss) before income tax and minority interest                        51                 9                               58
Provision (benefit) for income taxes                                         18                 3           (1)(ee)             20
Minority stockholder interest                                                 2                --            4 (ff)              6
                                                                    -----------           -------                        ---------

    Net Income                                                      $        31                 6                               32
                                                                    ===========           =======                        =========

Earnings per share:
Basic                                                               $      0.87                                               0.86
Diluted                                                             $      0.87                                               0.85

See accompanying notes to unaudited pro forma consolidated Financial Statements

                          CORN PRODUCTS INTERNATIONAL

             Unaudited Pro Forma Consolidated Statements of Income

                      for the year ended December 31, 1997

               (Millions of US dollars, except per share amounts)



                                                                  Historical       Historical      Proforma         Proforma
                                                                Corn Products       Arancia       Adjustments     Consolidated
                                                                -------------      ----------     -----------     ------------
Net sales                                                       $       1,418             328           (2)(aa)          1,744
Cost of sales                                                           1,280             293           (2)(aa)          1,571
                                                                -------------      ----------                     ------------

    Gross profit                                                $         138              35                              173


Selling, general and administrative expenses                               90              17   3 (bb), (7)(cc)            103
Restructuring and spin-off charges, net                                   109              --                              109
Income from unconsolidated subsidiaries                                    --              --                               --
                                                                -------------      ----------                     ------------

    Operating income (loss)                                     $         (61)             18                              (39)
                                                                -------------      ----------                     ------------

Other (income) and expenses                                     $          28              27            1 (gg)             56
                                                                -------------      ----------                     ------------

Income (loss) before income tax and minority interest                     (89)             (9)                             (95)
Provision (benefit) for income taxes                                      (19)             (3)           1 (ee)            (21)
Minority stockholder interest                                               2              --            5 (ff)              7
                                                                -------------      ----------                     ------------
    Net income before change in accounting principle            $         (72)             (6)                             (81)
                                                                =============      ==========                     ============

Cumulative effect of change in accounting principle                         3              --                                3


    Net income (loss)                                           $         (75)             (6)                             (84)
                                                                =============      ==========                     ============
Earnings per share:
Basic and Diluted:
  Net loss before change in accounting principle                $       (2.02)                                           (2.22)
  Cumulative effect of change in accounting principle                   (0.08)                                           (0.08)
                                                                -------------                                     ------------
  Net income                                                    $       (2.10)                                           (2.30)


See accompanying notes to unaudited pro forma consolidated Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying historical financial statements of Arancia were prepared in accordance with U.S. generally accepted accounting principles and are presented in U.S. dollars. Arancia amounts presented in the pro forma consolidated balance sheet consist of the Arancia historical balance sheet amounts which were converted into U.S. dollars at the year end exchange rate. Arancia amounts presented in the pro forma condensed consolidated statement of income consist of the Arancia historical statement of income amounts, which were converted into U.S. dollars at the average exchange rate for the year.

NOTE 2 - PROFORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS


a)   To record cash consideration paid for acquisition
b)   To record goodwill arising as a result of purchase of net assets
c)   To eliminate investment under equity method
d)   To record balance owed for purchase
e) To record issuance of common stock at par value and eliminate Arancia common stock
f) To record additional paid-in-capital in excess of par on issue of 1,764,705 shares, $51 million and eliminate Arancia APIC
g)   To eliminate Arancia retained earnings


NOTE 3 - PROFORMA CONSOLIDATED STATEMENTS OF INCOME ADJUSTMENTS


aa)  To eliminate intercompany transactions
bb) To record income effect of amortization of goodwill - 9 mos. and 12 mos., respectively
cc)  To eliminate royalties for trademark and technology acquired
dd)  To eliminate income from investment (under equity method)
ee)  To record tax effect of goodwill deduction, royalty income, interest
ff)  To record interest on outstanding amount owed on purchase
gg) To record incremental interest expense, net of reduced interest for Arancia debt reduction (1997)